Exhibit 99.2

First Financial Holdings, Inc. June 30, 2013

Statements in this presentation that are not statements of historical fact, including without limitation, statements that include terms such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” or “could” constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding future financial and operating results, plans, objectives, expectations and intentions involve risks and uncertainties, many of which are beyond First Financial’s control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially from those anticipated by the forward-looking statements. Factors that could cause or contribute to such differences include risks and uncertainties detailed from time to time in First Financial’s other filings with the SEC, such as the risk factors listed in “Item 1A. Risk Factors,” of First Financial’s 2012 Annual Report on Form 10-K and subsequent Forms 10-Q. Other factors not currently anticipated may also materially and adversely affect First Financial’s results of operations, cash flows, and financial condition. There can be no assurance that future results will meet expectations. While First Financial believes that the forward-looking statements in this presentation are reasonable, the reader should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Forward-looking Statements

FINANCIAL REVIEW

Operating Results Highlights

($ in thousands)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
	For the Quarter Ended				
Core operating income[1]	$ 6,459	$ 6,544	$ 7,415	$ 5,427	$ 7,943
Net income	12,584	6,667	7,823	5,253	7,898
Net interest income	31,713	33,197	35,089	33,138	32,148
Provision for loan losses	4,697	4,533	4,161	5,972	822
Noninterest income	32,530	14,548	16,173	15,837	14,703
Noninterest expense	39,250	33,029	35,357	35,120	34,086
Earnings per share	0.70	0.34	0.41	0.26	0.42
Pretax preprovision earnings	24,993	14,716	15,905	13,855	12,765
Net interest margin	4.08%	4.35%	4.69%	4.51%	4.37%
Net interest margin, adjusted (Non-GAAP)[2]	4.08	4.29	4.15	3.99	3.89

[1] Excludes the following pretx amounts and DTA: in June 2012 gain on acquisition of $14.6 million, gain on sale of securities of $3.5 million, OTTI loss of $145 thousand and FHLB prepayment penalty of $8.5 million; in September 2012 gain on sale of securities of $334 thousand and OTTI loss of $145 thousand; in December 2012 loss on acquisition of $661 thousand, OTTI loss of $144 thousand and state NOL DTA write-up of $931 thousand; in March 2013 OTTI loss of $268 thousand; and in June 2013 OTTI loss of $176 thousand and gain on sale of securites of $107 thousand.

[2] Net interest margin, adjusted for the quarters ended September 30 and December 31, 2012, and June 30 and March 31, 2013, excludes the effect of $472 thousand, $4.0 million, $3.8 million and $3.6 million, respectively, for incremental accretion on Cape Fear Bank and Plantation Federal Bank loans.

First Financial Holdings, Inc.
4

Net Interest Margin Analysis

($ in thousands)	June 30, 2013 Average Balance	June 30, 2013 Interest	June 30, 2013 Average Rate	March 31, 2013 Average Balance	March 31, 2013 Interest	March 31, 2013 Average Rate	Change in Average Balance	Change in Interest	Change in Basis Points
Earning assets:									
Interest-bearing deposits	$ 83,011	$ 53	0.26%	$ 62,441	$ 29	0.19%	$ 20,570	$ 24	7
Investment securities[1]	339,105	2,023	2.54	316,426	2,225	3.02	22,679	(202)	(48)
Loans[2]	2,446,789	32,032	5.25	2,481,410	32,764	5.33	(34,621)	(732)	(8)
Loans held for sale	34,228	300	3.50	45,546	380	3.34	(11,318)	(80)	16
FDIC indemnification asset	53,919	74	0.55	70,794	82	0.47	(16,875)	(8)	8
Total earning assets	2,957,052	34,482	4.69	2,976,617	35,480	4.83	(19,565)	(998)	(14)
Interest-bearing liabilities:									
Deposits	2,132,389	2,864	0.54	2,180,739	3,172	0.59	(48,350)	(308)	(5)
Borrowings	280,207	3,044	4.35	280,229	3,019	4.35	(22)	25	---
Total interest-bearing liabilities	$ 2,412,596	5,908	0.98	$ 2,460,968	6,191	1.02	$ (48,372)	(283)	(4)
Net interest income		28,574			29,289			(715)	
Net interest margin, adjusted			3.89			3.99			(10)
Effect of incremental Cape Fear accretion		3,574	0.48		3,849	0.52		(275)	(4)
Net interest margin		$ 32,148	4.37%		$ 33,138	4.51%		$ (990)	(14)

[1] Interest income used in the average rate calculation includes the tax equivalent adjustments of $127 thousand and $158 thousand for the quarters ended June 30 and March 31, 2013, respectively, calculated based on a federal tax rate of 35%.

[2] Average loans include nonaccrual loans. Loan fees, which are not material for any of the periods, have been included in loan interest income for the rate calculation.

First Financial Holdings, Inc.
5

Net Interest Margin Analysis

	For the Six Months Ended								
	June 30, 2013			June 30, 2012			Change in		
($ in thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Basis Points
Earning assets:									
Interest-bearing deposits	$ 72,783	$ 82	0.23%	$ 9,337	$ 20	0.43%	$ 63,446	$ 62	(20)
Investment securities[1]	327,828	4,248	2.77	466,769	7,405	3.35	(138,941)	(3,157)	(58)
Loans[2]	2,464,058	64,797	5.29	2,471,834	67,250	5.46	(7,776)	(2,453)	(17)
Loans held for sale	39,856	679	3.41	47,870	869	3.63	(8,014)	(190)	(22)
FDIC indemnification asset	62,310	156	0.50	59,295	158	0.54	3,015	(2)	(4)
Total earning assets	2,966,835	69,962	4.76	3,055,105	75,702	5.00	(88,270)	(5,740)	(24)
Interest-bearing liabilities:									
Deposits	2,156,431	6,036	0.56	2,099,651	7,932	0.76	56,780	(1,896)	(20)
Borrowings	280,218	6,063	4.35	520,477	7,805	3.01	(240,259)	(1,742)	134
Total interest-bearing liabilities	$ 2,436,649	12,099	1.00	$ 2,620,128	15,737	1.21	$ (183,479)	(3,638)	(21)
Net interest income		57,863			59,636			(1,773)	
Adjusted net interest margin			3.94			3.96			(2)
Effect of incremental Cape Fear accretion		7,423	0.50		---	---		7,423	50
Net interest margin		$ 65,286	4.44%		$ 59,636	3.96%		$ 5,650	48

[1] Interest income used in the average rate calculation includes the tax equivalent adjustment of $285 thousand, and $408 thousand for the six months ended June 30 and March 31, 2013, respectively, calculated based on a federal tax rate of 35%.

[2] Average loans include nonaccrual loans. Loan fees, which are not material for any of the periods, have been included in loan interest income for the rate calculation.

First Financial Holdings, Inc.
6

Noninterest Income For the Quarter Ended June 30, September 30, December 31, March 31, June 30, ($ in thousands) 2012 2012 2012 2013 2013 Service charges on deposit accounts $ 7,558 $ 7,772 $ 7,900 $ 7,263 $ 7,241 Mortgage and other loan income 4,372 4,061 5,987 4,435 4,313 Trust and plan administration income 1,078 1,117 1,219 1,067 1,119 Brokerage fees 875 655 810 714 849 Bank owned life insurance income 241 382 373 392 Other income 699 513 680 932 858 FDIC true-up liability release 1,321 Total core noninterest income 14,582 14,359 16,978 16,105 14,772 Other-than-temporary-impairment losses on investment securities (145) (145) (144) (268) (176) Gain (loss) on acquisition 14,550 (661) Gain on sale or call of investment securities 3,543 334 107 Total noninterest income $ 32,530 $ 14,548 $ 16,173 $ 15,837 $ 14,703 7

Noninterest Expense For the Quarter ended June 30, September 30, December 31, March 31, June 30, ($ in thousands) 2012 2012 2012 2013 2013 Salaries and employee benefits $ 15,212 $ 15,621 $ 16,020 $ 16,335 $ 16,133 Occupancy costs 2,933 2,333 2,214 2,214 2,099 Furniture and equipment 1,893 2,132 2,033 2,068 2,392 Other real estate owned, net 134 1,030 18 924 (541) FDIC insurance and regulatory fees 761 693 646 531 541 Professional services 1,875 1,980 1,838 2,070 1,835 Advertising and marketing 966 964 714 866 720 Other loan expense 1,283 1,620 2,283 1,372 1,297 Intangible amortization 368 512 512 512 448 FDIC indemnification asset impairment 563 3,423 3,806 3,565 Other expense 5,300 5,581 5,656 4,422 5,597 Total core noninterest expense $ 30,725 $ 33,029 $ 35,357 $ 35,120 $ 34,086 FHLB prepayment termination charge 8,525 Total noninterest expense $ 39,250 $ 33,029 $ 35,357 $ 35,120 $ 34,086 8

Balance Sheet Summary As of June 30, September 30, December 31, March 31, June 30, ($ in thousands) 2012 2012 2012 2013 2013 Total assets $ 3,304,174 $ 3,245,487 $ 3,215,558 $ 3,216,647 $ 3,170,290 Investment securities 293,400 276,633 290,267 348,711 321,804 Performing loans 2,582,558 2,525,335 2,445,934 2,427,739 2,369,803 Nonperforming loans 49,937 49,034 49,470 48,684 46,367 Total loans 2,632,495 2,574,369 2,495,404 2,476,423 2,416,170 Allowance for loan losses 48,799 46,351 44,179 47,427 43,227 Total loans, net 2,583,696 2,528,018 2,451,225 2,428,996 2,372,943 Deposits 2,703,202 2,616,757 2,595,333 2,600,520 2,544,868 Borrowings 280,204 300,204 280,204 280,204 280,204 Shareholders' equity 287,264 292,500 299,641 304,689 308,034 Loan/deposit ratio 97.38% 98.38% 96.15% 95.23% 94.94% 9

Capital Position As of June 30, September 30, December 31, March 31, June 30, 2012 2012 2012 2013 2013 First Financial Equity to assets 8.69% 9.01% 9.32% 9.47% 9.72% Tangible common equity to tangible assets1 6.47 6.77 7.07 7.23 7.46 Book value per common share $ 13.45 $ 13.77 $ 14.20 $ 14.50 $ 14.68 Tangible book value per common share1 12.91 13.25 13.71 14.04 14.25 Dividends 0.05 0.05 0.05 0.05 0.05 Shares outstanding, end of period (000s) 16,527 16,527 16,527 16,533 16,558 Tier 1 leverage capital ratio 9.79% 10.12% 10.54% 10.72% 10.95% Tier 1 risk-based capital ratio 13.89 14.42 14.89 15.30 15.81 Total risk-based capital ratio 15.16 15.70 16.16 16.58 17.09 First Federal Bank Tier 1 Leverage capital ratio 9.06% 9.47% 9.97% 10.24% 10.58% Tier 1 risk-based capital ratio 12.86 13.50 14.10 14.63 15.29 Total risk-based capital ratio 14.13 14.78 15.37 15.92 16.57 1Non-GAAP 10

Loan Composition


June 30, 2013
5%
12%
40%
15%
2%
3%
18%
5%
Residential 1-4 family
Residential construction and land
Commercial business
Commercial real estate
Commercial construction and land
Home equity
Manufactured housing
Marine, yacht and other consumer

	June 30, 2013		March 31, 2013	
	Balance	Avg Yield[1]	Balance	Avg Yield[1]
Residential loans				
Residential 1-4 family	$ 965,434	3.72%	$ 963,053	3.81%
Residential construction and land	64,404	6.14	75,087	6.15
Total residential loans	1,029,838	3.88	1,038,140	3.98
Commercial loans				
Commercial business	116,787	6.85	130,169	7.33
Commercial real estate	443,708	3.96	467,890	4.14
Commercial construction and land	59,740	11.66	65,674	11.60
Total commercial loans	620,235	5.28	663,733	5.47
Consumer loans				
Home equity	359,618	5.98	373,108	5.83
Manufactured housing	284,926	8.57	282,114	8.61
Marine	50,835	7.31	48,989	7.40
Yacht	30,769	4.41	30,339	4.48
Other consumer	39,949	8.11	40,000	8.50
Total consumer loans	766,097	7.07	774,550	7.02
Total portfolio loans	$ 2,416,170	5.25%	$ 2,476,423	5.33%
Covered loans[2]	$ 180,454		$ 201,186	
Loans held for sale	41,679	3.50%	33,752	3.34%

[1] Yields for June and March, 2013 exclude the impact of $3.6 million and $3.8 million incremental accretion, respectively, on Cape Fear Bank and Plantation Federal Bank loans.

[2] Covered loans, which are included in total loans above, include those acquired from Cape Fear Bank and Plantation Federal Bank. Both are subject to loss share agreements with the FDIC.

First Financial Holdings, Inc.
11

Loan Trends * June 2013, March 2013, December 2012 and September 2012 yields exclude the impact of a $3.6 million, $3.8 million, $4.0 million and $472 thousand incremental accretion, respectively, on Cape Fear Bank and Plantation Federal Bank loans.

Deposit Mix June 30, 2013 June 30, 2013 March 31, 2013 Avg Avg ($ in thousands) Balance Yield Balance Yield Noninterest-bearing $ 439,177 $ 431,003 Interest-bearing 520,667 0.11% 509,295 0.12% Savings 287,595 0.10 282,389 0.10 Money market 456,873 0.21 474,429 0.32 Total core deposits 1,704,312 0.11 1,697,116 0.14 Retail CDs 760,568 1.10 807,667 1.16 Wholesale CDs 79,988 0.93 95,737 0.91 Total time deposits 840,556 1.08 903,404 1.13 $ 2,544,868 0.43% $ 2,600,520 0.49% 13 Noninterest-bearing Interest-bearing Savings Money market Retail CDs Wholesale CDs

Deposit Trends - Average

Credit Quality

Credit Trends As of and for the Quarter ended June 30, September 30, December 31, March 31, June 30, ($ in millions) 2012 2012 2012 2013 2013 Credit Metrics Total nonperforming assets ("NPAs") $ 78.1 $ 70.6 $ 67.8 $ 65.0 $ 59.5 Allowance for loan losses ("ALL") / nonperforming loans ("NPLs") 97.72% 94.53% 89.30% 97.42% 93.23% NPAs / assets 2.36 2.18 2.11 2.02 1.88 Net charge-offs ("NCOs") $ 6.7 $ 7.0 $ 6.3 $ 6.1 $ 6.1 NCOs / average loans 1.04% 1.07% 0.99% 0.98% 0.99% Classified assets / Bank tier 1 capital + ALL1 40.45 39.18 39.29 36.34 31.64 Classified assets / FFCH tier 1 capital + ALL1 37.78 36.93 37.41 34.90 30.70 Credit Metrics Excluding Covered Assets Total NPAs $ 47.8 $ 46.0 $ 49.6 $ 46.5 $ 45.4 ALL / NPLs 123.30% 118.82% 108.23% 118.82% 111.13% NPAs / assets 1.45 1.42 1.54 1.45 1.43 Classified assets / Bank tier 1 capital + ALL1 28.72 29.28 31.74 28.75 26.00 Classified assets / FFCH tier 1 capital + ALL1 26.83 27.60 30.21 27.61 25.22 1 Classified assets (consisting of classified loans and OREO) are based on regulatory guidance. 16

Classified Loans

Delinquent Loans

$143 $131 7 Nonperforming Loans

$143 $128 $123 $131 7 Other Repossessed Assets

Net Charge-offs and Provision

APPENDIX

Residential Mortgage Loans

Residential Mortgage Credit Quality Trends

	As of and for the Quarter ended									
	June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Residential 1-4 family	$ 1,244	0.12%	$ 2,361	0.23%	$ 2,800	0.29%	$ 1,433	0.15%	$ 1,712	0.18%
Residential construction	---	---	---	---	---	---	284	1.10	---	---
Residential land	475	0.85	157	0.30	47	0.09	725	1.48	---	---
Total delinquent residential loans	$ 1,719	0.16%	$ 2,518	0.23%	$ 2,847	0.28%	$ 2,442	0.24%	$ 1,712	0.17%
Nonperforming Loans										
Residential 1-4 family	$ 10,460	1.02%	$ 10,881	1.08%	$ 7,137	0.75%	$ 7,693	0.80%	$ 7,321	0.76%
Residential land	1,423	2.54	1,558	2.96	785	1.49	576	1.18	980	2.17
Total residential nonaccruing loans	11,883	1.08%	12,439	1.15%	7,922	0.77%	8,269	0.80%	8,301	0.80%
Restructured loans still accruing	330		328		326		325		323	
Total nonperforming residential loans	$ 12,213		$ 12,767		$ 8,248		$ 8,594		$ 8,624	
Net Charge-Offs										
Residential 1-4 family	$ 1,070	0.42%	$ 294	0.12%	$ 2,756	1.10%	$ 1,215	0.50%	$ 1,034	0.43%
Residential land	78	0.59	403	2.91	257	1.89	(144)	(1.13)	97	0.82
Total residential net charge-offs	$ 1,148	0.42%	$ 697	0.26%	$ 3,013	1.13%	$ 1,071	0.41%	$ 1,131	0.44%

[1] Includes loans past due 30-89 days.

First Financial Holdings, Inc.
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Commercial Loans

Commercial Credit Quality Trends

(dollars in thousands)	June 30, 2012 $	June 30, 2012 % of Portfolio	September 30, 2012 $	September 30, 2012 % of Portfolio	December 31, 2012 $	December 31, 2012 % of Portfolio	March 31, 2013 $	March 31, 2013 % of Portfolio	June 30, 2013 $	June 30, 2013 % of Portfolio
	As of and for the Quarter ended									
Delinquent Loans[1]										
Commercial business	$ 903	0.84%	$ 582	0.46%	$ 847	0.72%	$ 1,255	0.96%	$ 390	0.33%
Commercial real estate	3,014	0.54	2,397	0.46	3,492	0.71	4,252	0.91	1,396	0.31
Commercial land	675	0.87	318	0.43	1,573	2.24	1,540	2.38	1,088	1.90
Total delinquent commercial loans	$ 4,592	0.61%	$ 3,297	0.46%	$ 5,912	0.87%	$ 7,047	1.06%	$ 2,874	4.60%
Nonperforming Loans										
Commercial business	$ 1,198	1.11%	$ 1,407	1.12%	$ 1,460	1.23%	$ 1,813	1.39%	$ 1,258	1.08%
Commercial real estate	15,918	2.87	15,853	3.05	18,386	3.74	18,213	3.89	16,856	3.80
Commercial construction	261	1.52	247	13.71	247	23.21	---	---	---	---
Commercial land	4,577	5.87	2,990	4.02	4,058	5.79	3,845	5.95	2,828	4.94
Total commercial nonaccrual loans	21,954	2.89%	20,497	2.84%	24,151	3.55%	23,871	3.60%	20,942	3.38%
Restructured loans still accruing	2,214		2,700		2,899		3,134		3,112	
Total nonperforming commercial loans	$ 24,168		$ 23,197		$ 27,050		$ 27,005		$ 24,054	
Net Charge-Offs										
Commercial business	$ 334	1.34%	$ 924	3.22%	$ 126	0.42%	$ 268	0.90%	$ 892	2.86%
Commercial real estate	714	0.54	1,994	1.47	588	0.46	2,089	1.74	1,912	1.70
Commercial construction	(2)	(0.05)	11	0.56	(1)	(0.41)	5	1.67	(1)	(0.18)
Commercial land	723	4.00	1,037	5.43	89	0.48	21	0.13	525	3.47
Total net commercial charge-offs	$ 1,769	0.99%	$ 3,966	2.14%	$ 802	0.46%	$ 2,383	1.43%	$ 3,328	2.09%

[1] Includes loans past due 30-89 days.

First Financial Holdings, Inc.
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Consumer Loans

Consumer Credit Quality Trends

(dollars in thousands)	June 30, 2012 $	June 30, 2012 % of Portfolio	September 30, 2012 $	September 30, 2012 % of Portfolio	December 31, 2012 $	December 31, 2012 % of Portfolio	March 31, 2013 $	March 31, 2013 % of Portfolio	June 30, 2013 $	June 30, 2013 % of Portfolio
	As of and for the Quarter ended									
Delinquent Loans[1]										
Home equity	2,017	0.52%	2,204	0.58%	4,414	1.15%	2,758	0.74%	1,509	0.42%
Manufactured housing	1,835	0.66	2,506	0.90	3,241	1.16	1,162	0.41	1,948	0.68
Marine	300	0.50	227	0.33	284	0.37	154	0.19	99	0.12
Other consumer	626	1.26	742	1.64	384	0.91	177	0.44	140	0.35
Total delinquent consumer loans	$ 4,778	0.62%	$ 5,679	0.74%	$ 8,323	1.06%	$ 4,251	0.55%	$ 3,696	0.48%
Nonperforming Loans										
Home equity	10,636	2.74%	10,145	2.67%	10,049	2.61%	9,295	2.49%	9,640	2.68%
Manufactured housing	2,197	0.79	2,221	0.80	3,355	1.20	3,085	1.09	3,398	1.19
Marine	29	0.05	90	0.13	139	0.18	125	0.16	87	0.11
Other consumer	306	0.62	228	0.50	275	0.65	265	0.66	256	0.64
Total consumer nonaccrual loans	13,168	1.70%	12,684	1.64%	13,818	1.77%	12,770	1.65%	13,381	1.75%
Loans 90+ days still accruing	75		74		43		6		---	
Restructured loans still accruing	313		312		311		309		308	
Total nonperforming consumer loans	$ 13,556		$ 13,070		$ 14,172		$ 13,085		$ 13,689	
Net Charge-Offs										
Home equity	$ 2,580	2.71%	$ 1,125	1.17%	$ 1,343	1.44%	$ 1,346	1.42%	$ 954	1.04%
Manufactured housing	666	0.97	778	1.12	899	1.29	1,019	1.45	518	0.73
Marine	82	0.60	146	0.88	(19)	(0.11)	74	0.38	26	0.13
Other consumer	428	3.48	269	2.22	295	2.51	170	1.64	104	1.02
Total net consumer charge-offs	$ 3,756	1.98%	$ 2,318	1.20%	$ 2,518	1.31%	$ 2,609	1.34%	$ 1,602	0.83%

[1] Includes loans past due 30-89 days.

First Financial Holdings, Inc.
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Non-GAAP Reconciliation As of and For the Quarter Ended June 30, September 30, December 31, March 31, June 30, (dollars in thousands, except per share data) 2012 2012 2012 2013 2013 Tangible assets and tangible common equity Total assets $ 3,304,174 $ 3,245,487 $ 3,215,558 $ 3,216,647 $ 3,170,290 Other intangible assets (8,931) (8,478) (8,025) (7,573) (7,165) Tangible assets (non-GAAP) $ 3,295,243 $ 3,237,009 $ 3,207,533 $ 3,209,074 $ 3,163,125 Total shareholders' equity $ 287,264 $ 292,500 $ 299,641 $ 304,689 $ 308,034 Preferred stock (65,000) (65,000) (65,000) (65,000) (65,000) Other intangible assets (8,931) (8,478) (8,025) (7,573) (7,165) Tangible common equity (non-GAAP) $ 213,333 $ 219,022 $ 226,616 $ 232,116 $ 235,869 Shares outstanding, end of period (000s) 16,527 16,527 16,527 16,533 16,558 Tangible common equity to tangible assets (non-GAAP) 6.47% 6.77% 7.07% 7.23% 7.46% Book value per common share $ 13.45 $ 13.77 $ 14.20 $ 14.50 $ 14.68 Tangible book value per common share (non-GAAP) 12.91 13.25 13.71 14.04 14.25 Pre-tax pre-provision earnings Income before income taxes 20,296 10,183 11,744 7,883 11,943 Provision for loan losses 4,697 4,533 4,161 5,972 822 Pre-tax pre-provision earnings (non-GAAP) $ 24,993 $ 14,716 $ 15,905 $ 13,855 $ 12,765 29

First Financial Holdings, Inc.